SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  June 23, 2015
First Connecticut Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Maryland	333-171913	45-1496206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Farm Glen Boulevard, Farmington, Connecticut 06032
(860) 676-4600
(Address and Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 8.01	Other Events
SIGNATURES

Item 8.01	Other Events

On June 23, 2015, First Connecticut Bancorp, Inc., ("FBNK") the holding company for Farmington Bank (the "Bank") announced that after careful consideration, the Bank has made the decision to close the Westfarms Mall branch office, located at 1500 New Britain Avenue in West Hartford, Connecticut.  Although a closing date has not been established, it will be no sooner than September 30, 2015 and no later than January 31, 2016.  Over the past several years, the Bank has opened other full-service branch offices conveniently located near this office with adequate parking and drive-thru services.  Costs associated with the closing are immaterial.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CONNECTICUT BANCORP, INC.
Registrant

June 24, 2015	By: /s/ John J. Patrick, Jr.
John J. Patrick, Jr.
Chairman, President and
and Chief Executive Officer